EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Amended Quarterly Report on Form 10-Q/A of Boreal Productions Inc. (the "Company") for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and Boreal Productions Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Andrea Fehsenfeld, as Chief Executive Officer and Chief Financial Officer of Boreal Productions Inc., hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Boreal Productions Inc.


Dated: May 14, 2008                    /s/ Andrea Fehsenfeld
                                       --------------------------------------
                                       Andrea Fehsenfeld
                                       Chief Executive Officer


Dated: May 14, 2008                    /s/ Andrea Fehsenfeld
                                       --------------------------------------
                                       Andrea Fehsenfeld
                                       Chief Financial Officer